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                                                                    EXHIBIT 10.2


                         TWELFTH AMENDMENT TO AGREEMENT
                              OF SALE AND PURCHASE


          THIS TWELFTH AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (the "Twelfth Amendment") is made as of this 22 nd day of December, 1998, by and between the persons and entities that are signatories to this Twelfth Amendment (collectively, "Seller") and AMERICAN REAL ESTATE INVESTMENT, L.P., a Delaware limited partnership ("Buyer").

                                   WITNESSETH:

          WHEREAS, Seller and Buyer have entered into that certain Agreement of Sale and Purchase, dated as of August 7, 1998, with respect to certain real property situated in the State of South Carolina (the "Agreement"); and

          WHEREAS, the Agreement was amended by that certain First Amendment, dated as of September 24, 1998 (the "First Amendment"); and

          WHEREAS, the Agreement was further amended by that certain Second Amendment, dated as of October 1, 1998 (the "Second Amendment"); and

          WHEREAS, the proposed Third Amendment to the Agreement was never executed; and

          WHEREAS, the Agreement was further amended by that certain Fourth Amendment, dated as of October ____, 1998 (the "Fourth Amendment"); and

          WHEREAS, the Agreement was further amended by that certain Fifth Amendment, dated as of October ____, 1998 (the "Fifth Amendment"); and

          WHEREAS, the Agreement was further amended by that certain Sixth Amendment, dated as of October 23, 1998 (the "Sixth Amendment"); and

          WHEREAS, the Agreement was further amended by that certain Seventh Amendment, dated as of October 30, 1998 (the "Seventh Amendment"); and

          WHEREAS, the Agreement was further amended by that certain Eighth Amendment, dated as of November 6, 1998 (the "Eighth Amendment"); and

          WHEREAS, the Agreement was further amended by that certain Ninth Amendment, dated as of November 20, 1998 (the "Ninth Amendment"); and

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          WHEREAS, the Agreement was further amended by that certain Tenth
Amendment, dated as of December __, 1998 (the "Tenth Amendment"); and

          WHEREAS, the Agreement was further amended by that certain Eleventh Amendment, dated as of December 18, 1998 (the "Eleventh Amendment"); and

          WHEREAS, the terms which have a defined meaning in the Agreement, the First Amendment, the Second Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and the Eleventh Amendment shall have the same meaning when used in this Twelfth Amendment; and

          WHEREAS, Seller and Buyer desire to further amend the Agreement in the following respects.

          NOW, THEREFORE, each of Seller and Buyer, intending legally to be bound hereby, agrees as follows:

          1. Section 1(a) of the Agreement is hereby amended and restated to provide as follows:

               (a) REAL PROPERTY. All those certain tracts of land designated on
Schedule 1 hereto known as the Whitehorse Road Industrial Park, Buncombe Road Industrial Park, Piedmont Highway Industrial Park, Augusta Road Industrial Park, Wunda Weve Building, Rocky Creek Business Park, and South Highway 14 Industrial Park (except for the building located at 1629 South Highway, 14 Industrial Park, the "Jotan Real Property"), which are more fully described by metes and bounds on Exhibit A-1 to Exhibit A-7 hereto (herein collectively called the "Land"); together with all improvements on the Land, including, without limitation, the 26 buildings containing in the aggregate containing approximately 2,000,000 square feet of enclosed floor area and each containing the number of square feet of enclosed floor area which is designated on Schedule 1 herein; together with all appurtenances thereto (including, without limitation, all easements, rights of way, water rights, mineral and timber rights, development rights, privileges, licenses and other rights and benefits belonging to, running with the owner of, or in any way relating to the Land); and together with all rights, title and interest of Seller in and to all land lying in the bed of any street, open or proposed, abutting the Land, and all right, title and interest of Seller in and to any unpaid award for the taking by eminent domain of any part of the Land or for damages to the Land by reason of a change of grade of any street (all of the property, rights and privileges described in this Section 1(a) herein being collectively called the "Real Property"). Provided, the condemnation award on Building 1 - Buncombe Road - of approximately Nine Thousand and 00/100 Dollars ($9,000.00) shall remain the property of Seller.

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          2. Section 1(d) of the Agreement is hereby inserted as follows:

               (d) (i) Buyer shall have the option to purchase the Standing Springs Industrial Park in accordance with the terms of this Section 1(d), consisting of five (5) buildings, which are more fully described by metes and bounds on Exhibit A-9 hereto (herein collectively called the "Standing Springs Land") containing in the aggregate approximately _____ square feet of enclosed floor area and containing the number of square feet of enclosed floor area which is designated on Schedule 1A hereto; together with all appurtenances thereto (including, without limitation, all easements, rights of way, water rights, mineral and timber rights, development rights, privileges, licenses and other rights and benefits belonging to, running with the owner of, or in any way relating to the Standing Springs Land); and together with all rights, title and interest of Seller in and to all land lying in the bed of any street, open or proposed, abutting the Standing Springs Land, and all right, title and interest of Seller in and to any unpaid award for the taking by eminent domain of any part of the Standing Springs Land or for damages to the Standing Springs Land by reason of a change of grade of any street (all of the property, rights and privileges described in this Section 1(d) herein being collectively called the "Standing Springs Real Property").

                    (ii) All fixtures, equipment and other personal property attached or appurtenant to the Standing Springs Real Property; all furniture, supplies, and other unattached items of personal property located in or on, or used in connection with, the Standing Springs Real Property which are not owned by Tenants (as defined below); and all intangible personal property used in the ownership, operation or maintenance of the Standing Springs Real Property, which is not owned by the Tenants; including, without limitation, the items set forth on Exhibit B-1 hereto (all of the foregoing items of property being herein collectively called "Standing Springs Personal Property").

                    (iii) PROPERTY. The Standing Springs Real Property and the Standing Springs Personal Property are sometimes collectively called the "Standing Springs Property" or the "Standing Springs Properties"; and the Standing Springs Real Property and the Standing Springs Personal Property with respect to each individual property listed on Schedule 1A hereto are sometimes individually called the "Standing Springs Property". No Standing Springs Property may be deleted from this sale without mutual consent of the parties.

                    (iv) For the one (1) year period following the Closing, Buyer shall have the option to purchase the Standing Springs Property at the Allocation Amount (as defined in the Agreement), provided that the South Carolina Department of Health and Environmental Control ("DHEC") has issued a No Further Action Letter ("NFA") with respect to the Standing Springs Property within that period. If DHEC fails to issue the NFA within one (1) year following the Closing, Buyer shall retain the option to purchase the Standing Springs Property at the Allocation Amount within two (2) years of the date of Closing, provided DHEC has issued the NFA in that second year. Seller shall utilize its best efforts to obtain the NFA. Buyer shall cooperate with Seller as reasonably necessary. If Seller timely obtains the NFA as provided herein and Buyer

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elects to purchase the Standing Springs Property pursuant to the terms herein,
Buyer shall so notify Seller of its intent to exercise its option within the respective time periods provided herein. Buyer shall thereafter have a thirty
(30) day inspection period; and Buyer shall have the right to elect not to purchase the Standing Springs Property by giving written notice of such election to Seller on or prior to the expiration of the thirty (30) day inspection period. If Buyer elects not to purchase said property or fails to so timely notify Seller, the option shall expire.

                    (v) Buyer's option shall survive Closing and delivery of the deeds. Buyer shall have the right to record a memorandum in form satisfactory to it in order to memorialize its rights hereunder.

          3. Section 1(e) of the Agreement is hereby inserted as follows:

               (e) (i) Buyer shall have the option to purchase the Jotan Property, which is more fully described by metes and bounds on Exhibit A-10 (herein collectively called the "Jotan Land"); together with all improvements on the Jotan Land, including, without limitation, the building containing in the aggregate approximately 45,000 square feet of enclosed floor area and containing the number of square feet of enclosed floor area which is designated on Schedule 1A hereto; together with all appurtenances thereto (including, without limitation, all easements, rights-of-way, water rights, mineral and timber rights, development rights, privileges, licenses and other rights and benefits belonging to, running with the owner of, or in any way relating to the Jotan
Land); and together with all rights, title and interest of Seller in and to all land lying in the bed of any street, opened or proposed, abutting the Jotan Land and all right, title and interest of Seller in and to any unpaid award for the taking by eminent domain of any part of the Jotan Land or for damages to the Jotan Land by reason of a change of grade of any street (all of the property, rights and privileges described in this Section 1(e) herein being collectively called the "Jotan Real Property").

                    (ii) All fixtures, equipment and other personal property attached or appurtenant to the Jotan Real Property; all furniture, supplies, and other unattached items of personal property located in or on, or used in connection with, the Jotan Real Property which are not owned by Tenants (as defined below); and all intangible personal property used in the ownership, operation or maintenance of the Jotan Real Property, which is not owned by the Tenants; including, without limitation, the items set forth on Exhibit B-2 hereto (all of the foregoing items of property being herein collectively called "Jotan Personal Property").

                    (iii) PROPERTY. The Jotan Real Property and the Jotan Personal Property are sometimes collectively called the "Jotan Property" or the "Jotan Properties"; and the Jotan Real Property and the Jotan Personal Property are sometimes individually called the "Jotan Property".

                    (iv) For the one (1) year period following the Closing, Buyer shall have the option to purchase the Jotan Property at the Allocation Amount (as defined in the Agreement). If Buyer elects to purchase the Jotan Property within said option period, Buyer shall give written

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notice to Seller prior to the expiration of the one (1) year period and Buyer shall thereafter have a thirty (30) day inspection period. Buyer shall have the right to elect not to purchase the Jotan Property by giving written notice of such election to Seller on or prior to the expiration of the thirty (30) day inspection period. If Buyer elects not to purchase said property or fails to so timely notify Seller, the option shall expire.

                    (v) Buyer's option shall survive Closing and delivery of the deeds. Buyer shall have the right to record a memorandum in form satisfactory to it in order to memorialize its rights hereunder.

          4. Section 2 of the Agreement is hereby amended and restated to provide as follows:

               2. PURCHASE PRICE.

               (a) The purchase price (the "Purchase Price") for the Property, subject to adjustments and allocation as provided in this Agreement, shall be Forty Nine Million Six Hundred Twelve Thousand Dollars ($49,612,000) and shall be paid as follows:

                         (i) One Hundred Thousand Dollars ($100,000) (such sum,
                    plus all interest which accrues thereon, being herein called the "Deposit") shall be paid by Buyer to Commonwealth Land Title Insurance Company ("Title Company") on or prior to the third business day to occur after the date on which the Inspection Period (as defined below) ends. The Deposit shall be held by the Title Company in one or more federally-insured money market accounts acceptable to both Seller and Buyer, or in short-term United States Government obligations having a maturity date which is not later than the Closing Date (as defined below); plus

                         (ii) Seven Million Five Hundred Thousand Dollars
                    ($7,500,000) of Series B Preferred Units of limited partnership interest in Buyer (the "Preferred Units") at a price per Preferred Unit of $25, with such rights, preferences and designations as are set forth in Schedule I to the Preferred Unit Recipient Agreement (as defined below), shall be issued by Buyer to, and in the name of, T. Walter Brashier (the "Preferred Unit Recipient"), in lieu of the payment of cash in such amount to Seller, at the Closing; plus

                         (iii) The balance of the Purchase Price shall be paid
                    in cash at Closing by wire transfer of immediately available funds to the account or accounts designated by Seller.

               (b) The Purchase Price shall be allocated among each respective Property as set forth on Schedule 1 hereto (each of the allocated amounts set forth on Schedule 1

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               being herein called an "Allocation Amount"). Provided, however,
               Seller retains the right to change allocations (in reasonable amounts) by giving written notice of such change to Buyer at least ten (10) days prior to the Closing Date.

         5. Section 13 of the Agreement is hereby amended to include the following:

               (ix) Buyer shall have received a duly executed Preferred Unit Recipient Agreement and such other documents as may be required under the Partnership Agreement and the Preferred Unit Recipient Agreement in connection with the admission of the Preferred Unit Recipient as an additional limited partner of Buyer.

          6. Section 15(a) of the Agreement is hereby amended to include the following as Item (xiii), and the prior Item (xiii) shall be renumbered as Item
(xiv):

               (xiii) A Preferred Unit Recipient Agreement, in substantially the form of EXHIBIT A attached hereto (the "Preferred Unit Recipient Agreement"), such Preferred Unit Recipient Agreement to be duly executed by the Preferred Unit Recipient.

          7. Section 15(b) of the Agreement, is hereby amended to include the following as Items (i) and (ii), and the prior Item (i) shall be deleted and the prior Items (ii) and (iii) shall be renumbered as Items (iii) and (iv), respectively:

               (i) The portion of the Purchase Price payable in Preferred Units, which Preferred Units shall be issued in the name of the Preferred Unit Recipient pursuant to Section 2(a)(ii).

               (ii) The portion of the Purchase Price payable in cash to Seller pursuant to Section 2(a)(iii).

          8. Schedule 3 of the Agreement is hereby revised in the form attached hereto as EXHIBIT B and Schedule 5 of the Agreement is hereby revised in the form attached hereto as EXHIBIT C.

          9. In the event of a conflict between the terms of this Twelfth Amendment and the terms of the Agreement, the First Amendment, the Second Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and/or the Eleventh Amendment with respect to the matters set forth herein, the terms of this Twelfth Amendment shall control.

          10. Except as modified by the terms and provisions of this Twelfth Amendment, the Agreement, as previously amended, shall remain in full force and effect in accordance with its terms and provisions.

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                                       7
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IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Twelfth Amendment as a sealed instrument as of the day and year first above written.

Witness/Attest                           SELLERS:


/S/ MARGARET ESTRIDGE                    /S/ T. WALTER BRASHIER
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: T. Walter Brashier


/S/ MARGARET ESTRIDGE                    /S/ MARTIN TIMOTHY BRASHIER
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: Martin Timothy Brashier

Witness/Attest                           HOPEWELL PROPERTIES, INC.


/S/ MARGARET ESTRIDGE                    By:/S/ T. WALTER BRASHIER
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: T. Walter Brashier
                                         Title: President


                                         TTT PARTNERSHIP


/S/ MARGARET ESTRIDGE                    By: /S/ JAMES TED BRASHIER
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: James Ted Brashier
                                         Title:  General Partner


                                         STONELEDGE, INC.


/S/ MARGARET ESTRIDGE                    By: /S/ T. WALTER BRASHIER
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: T. Walter Brashier
                                         Title: President


/S/ MARGARET ESTRIDGE                    /S/ WILLIAM BENJAMIN DUNCAN
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: William Benjamin Duncan


/S/ MARGARET ESTRIDGE                    /S/ JAMES BRIAN DUNCAN
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: James Brian Duncan

Witness/Attest
                                         KIDCO


/S/ MARGARET ESTRIDGE                    By: /S/ JAMES TED BRASHIER
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: James Ted Brashier
                                         Title: Managing Partner


/S/ MARGARET ESTRIDGE                    /S/ THOMAS WALTER BRASHIER, JR
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: Thomas Walter Brashier, Jr.


/S/ MARGARET ESTRIDGE                    /S/ KATHY B. DUNCAN
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: Kathy B. Duncan


/S/ MARGARET ESTRIDGE                    /S/ JAMES TED BRASHIER
-------------------------------          -------------------------------
Name: Margaret Estridge                  Name: James Ted Brashier


                                         BUYER:

                                         AMERICAN REAL ESTATE
                                         INVESTMENT, L.P.

                                         By:  American Real Estate Investment
                                              Corporation, its General Partner


                                         By:/S/ STEPHEN J. BUTTE
                                         -------------------------------
                                         Name: Stephen J. Butte
                                         Title: Vice President


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